                                                         FREE WRITING PROSPECTUS
                                                      FILED PURSUANT TO RULE 433
                                          REGISTRATION STATEMENT NO.: 333-141368

   THE DATE OF THIS FREE WRITING PROSPECTUS IS July 11, 2007

      STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

      The depositor has filed a registration statement (including a prospectus)
with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

LBCMT 07-C3

Settlement   07/26/07
Dated Date   07/11/07
1st Payment  08/15/07

                                                     Interest
                                                     Accrual   Rated           Initial                 % of
      S&P   Moody's                Coupon Type       Basis     Final     Sub%  Coupon   Size           Deal      Window    Avg Life
-----------------------------------------------------------------------------------------------------------------------------------

A1    AAA   Aaa      Public        Fixed (NWAC Cap)  30/360           30.000%  5.71000      8,000,000   0.2%  08/07-03/12      3.40
A2    AAA   Aaa      Public        Fixed (NWAC Cap)  30/360           30.000%  5.87000    430,000,000  13.3%  03/12-06/12      4.84
A3    AAA   Aaa      Public        NWAC              30/360           30.000%  6.13388     71,000,000   2.2%  04/14-06/14      6.80
AAB   AAA   Aaa      Public        NWAC - 0.06%      30/360           30.000%  6.07388     21,700,000   0.7%  06/12-04/17      7.53
A4    AAA   Aaa      Public        NWAC              30/360           30.000%  6.13388    838,338,000  25.9%  04/17-06/17      9.81
A1A   AAA   Aaa      Public        NWAC              30/360           30.000%  6.13388    894,617,000  27.7%  02/10-06/17      7.75
AM    AAA   Aaa      Public        NWAC              30/360           20.000%  6.13388    323,379,000  10.0%  06/17-06/17      9.89
AJ    AAA   Aaa      Public        NWAC              30/360           11.750%  6.13388    266,789,000   8.3%  06/17-06/17      9.89
B     AA+   Aa1      Public        NWAC              30/360           10.750%  6.13388     32,338,000   1.0%  06/17-06/17      9.89
C     AA    Aa2      Public        NWAC              30/360            9.750%  6.13388     32,338,000   1.0%  06/17-06/17      9.89
D     AA-   Aa3      Public        NWAC              30/360            8.875%  6.13388     28,295,000   0.9%  06/17-06/17      9.89
E     A+    A1       Public        NWAC              30/360            8.125%  6.13388     24,254,000   0.8%  06/17-06/17      9.89
F     A     A2       Public        NWAC              30/360            7.250%  6.13388     28,296,000   0.9%  06/17-06/17      9.89
X     AAA   Aaa      Public        Variable IO       30/360               N/A  0.05316  3,233,794,172         08/07-07/22      8.58
G     A-    A3       Private/144A  NWAC              30/360            6.000%  6.13388     40,422,000   1.2%  06/17-07/17      9.92
H     BBB+  Baa1     Private/144A  NWAC              30/360            4.875%  6.13388     36,380,000   1.1%  07/17-07/17      9.97
J     BBB   Baa2     Private/144A  NWAC              30/360            4.000%  6.13388     28,296,000   0.9%  07/17-07/17      9.97
K     BBB-  Baa3     Private/144A  NWAC              30/360            3.000%  6.13388     32,338,000   1.0%  07/17-07/17      9.97
L     BB+   Ba1      Private/144A  Fixed (NWAC Cap)  30/360            2.375%  5.58000     20,211,000   0.6%  07/17-07/17      9.97
M     BB    Ba2      Private/144A  Fixed (NWAC Cap)  30/360            2.000%  5.58000     12,127,000   0.4%  07/17-07/17      9.97
N     BB-   Ba3      Private/144A  Fixed (NWAC Cap)  30/360            1.875%  5.58000      4,042,000   0.1%  07/17-07/17      9.97
P     B+    B1       Private/144A  Fixed (NWAC Cap)  30/360            1.625%  5.58000      8,085,000   0.3%  07/17-08/17     10.00
Q     B     B2       Private/144A  Fixed (NWAC Cap)  30/360            1.375%  5.58000      8,084,000   0.2%  08/17-05/22     11.78
S     B-    B3       Private/144A  Fixed (NWAC Cap)  30/360            1.125%  5.58000      8,084,000   0.2%  05/22-07/22     14.88
T     NR    NR       Private/144A  Fixed (NWAC Cap)  30/360               N/A  5.58000     36,381,172   1.1%  07/22-07/22     14.97

THE INFORMATION IN THIS FREE WRITING PROSPECTUS SUPERSEDES THE INFORMATION IN
ANY PRIOR VERSIONS HEREOF AND WILL BE SUPERSEDED BY THE INFORMATION IN ANY
SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
WRITING PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY ANY SECURITY OTHER THAN THE OFFERED CERTIFICATES, NOR DOES IT
CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE
OFFERED CERTIFICATES TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. THIS FREE WRITING
PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE,
LOSS, SPREADS, MARKET AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND
SOMETIMES MATERIALLY DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING,
PAYMENT OR YIELD INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM
THE INFORMATION PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING
WILL BE COMPLETED AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE
CERTIFICATES MAY VARY SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE
WRITING PROSPECTUS AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT
LIMITATION, PREVAILING CREDIT SPREADS, MARKET POSITIONING, FINANCING COSTS,
HEDGING COSTS AND RISK AND USE OF CAPITAL AND PROFIT. THE PRICING ESTIMATES
CONTAINED HEREIN MAY VARY DURING THE COURSE OF ANY PARTICULAR DAY AND FROM DAY
TO DAY. YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTING OR OTHER ADVISORS AS TO THE
ADEQUACY OF THE INFORMATION IN THIS FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

THE DATE OF THIS FREE WRITING PROSPECTUS IS July 11, 2007

      STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

      The depositor has filed a registration statement (including a prospectus)
with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

237 PARK AVE ATRIUM               UPB                  Gross Cpn
--------------------------------------------------------------------------------
A                                 419,600,000.00         6.27409%
B                                 255,400,000.00         6.00560%
--------------------------------------------------------------------------------
WL                                675,000,000.00         6.17250% Interest-Only

Prior to the event of default, principal is distrubuted prorata. In the event of default, principal is sequential (A then B).

ROSSLYN PORTFOLIO                 UPB                  Gross Cpn
--------------------------------------------------------------------------------
A                                 310,000,000.00         5.83082%
B                                 257,675,000.00         6.00394%
--------------------------------------------------------------------------------
WL                                567,675,000.00         5.90940% Interest-Only

Prior to the event of default, principal is distrubuted prorata. In the event of default, principal is sequential (A then B).

FROST BANK TOWER                  UPB                  Gross Cpn
--------------------------------------------------------------------------------
A                                  61,300,000.00       6.0600000
B                                  88,700,000.00       6.0600000
--------------------------------------------------------------------------------
WL                                150,000,000.00         6.06000 Interest-Only

Prior to the event of default, principal is distrubuted prorata. In the event of default, principal is sequential (A then B).

ONE CONGRESS PLAZA                UPB                  Gross Cpn
--------------------------------------------------------------------------------
A                                  57,000,000.00       6.0840000
B                                  71,000,000.00       6.0840000
--------------------------------------------------------------------------------
WL                                128,000,000.00         6.08400 Interest-Only

Prior to the event of default, principal is distrubuted prorata. In the event of default, principal is sequential (A then B).

ONE AMERICAN CENTER               UPB                  Gross Cpn
--------------------------------------------------------------------------------
A                                  50,900,000.00       6.0300000
B                                  69,100,000.00       6.0300000
--------------------------------------------------------------------------------
WL                                120,000,000.00         6.03000 Interest-Only

Prior to the event of default, principal is distrubuted prorata. In the event of default, principal is sequential (A then B).

SAN JACINTO CENTER                UPB                  Gross Cpn
--------------------------------------------------------------------------------
A                                  43,000,000.00       6.0480000
B                                  58,000,000.00       6.0480000
--------------------------------------------------------------------------------
WL                                101,000,000.00         6.04800 Interest-Only

Prior to the event of default, principal is distrubuted prorata. In the event of default, principal is sequential (A then B).

BETHANY COLORADO: 5.4968% TO INT ACCRUAL PERIOD ENDING 5/10/2009, 5.8768% TO INT
ACCRUAL PERIOD ENDING 2/10/2012, 5.6968% THEREAFTER.

WESTSHORE COVE: 5.56% TO INT ACCRUAL PERIOD ENDING 6/10/2008, 5.66% TO INT
ACCRUAL PERIOD ENDING 6/10/2009, 5.88% TO INT ACCRUAL PERIOD ENDING 6/10/2010,
5.89% TO INT ACCRUAL PERIOD ENDING 6/10/2011, 5.90% THERAFTER.

SUNSET VILLAGE: 5.70% TO INT ACCRUAL PERIOD ENDING 4/10/2009, 6.04% TO INT
ACCRUAL PERIOD ENDING 1/10/2017, 5.95% THEREAFTER.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS SUPERSEDES THE INFORMATION IN
ANY PRIOR VERSIONS HEREOF AND WILL BE SUPERSEDED BY THE INFORMATION IN ANY
SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
WRITING PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY ANY SECURITY OTHER THAN THE OFFERED CERTIFICATES, NOR DOES IT
CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE
OFFERED CERTIFICATES TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. THIS FREE WRITING
PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE,
LOSS, SPREADS, MARKET AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND
SOMETIMES MATERIALLY DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING,
PAYMENT OR YIELD INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM
THE INFORMATION PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING
WILL BE COMPLETED AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE
CERTIFICATES MAY VARY SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE
WRITING PROSPECTUS AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT
LIMITATION, PREVAILING CREDIT SPREADS, MARKET POSITIONING, FINANCING COSTS,
HEDGING COSTS AND RISK AND USE OF CAPITAL AND PROFIT. THE PRICING ESTIMATES
CONTAINED HEREIN MAY VARY DURING THE COURSE OF ANY PARTICULAR DAY AND FROM DAY
TO DAY. YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTING OR OTHER ADVISORS AS TO THE
ADEQUACY OF THE INFORMATION IN THIS FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

THE DATE OF THIS FREE WRITING PROSPECTUS IS July 11, 2007

      STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

      The depositor has filed a registration statement (including a prospectus)
with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

CTRL NO.   PROPERTY NAME                                       ID     POOLED BALANCE      NET INT 0 CPR    NET INT 100 CPY
---------------------------------------------------------------------------------------------------------------------------

       1   237 Park Avenue                                UBS15          419,600,000     264,090,996.98     257,384,693.60
       2   Rosslyn Portfolio                               UBS6          310,000,000     181,280,964.37     176,677,523.45
       3   Bethany Phoenix Portfolio I                  051123001        164,500,000      46,803,028.68      44,406,822.52
       4   110 William Street                           051122069        156,600,000      49,614,569.23      29,431,867.27
       5   Bay Colony Corporate Center                  051118003        143,900,000      46,783,131.26      44,387,951.01
       6   300 West 6th Street                          050429004        127,000,000      76,569,623.27      74,625,219.05
       7   University Mall                              051031005         92,000,000      51,559,862.32      51,559,862.32
       8   Monarch Coast                                051019003         79,500,000      44,935,290.77      43,822,019.81
           One Orlando Center                                             68,250,000      40,006,588.21      38,670,132.64
           Bethany Colorado Portfolio                                     65,000,000      18,185,575.42      17,263,171.79
           50 Danbury Road                                                64,000,000      37,118,619.55      36,239,618.72
           Frost Bank Tower                                               61,300,000      37,260,697.75      36,314,502.10
           Jefferson at Congressional Village                             61,000,000      16,919,927.36      16,255,329.31
           Vintage Woods                                                  58,500,000      33,135,635.32      32,314,700.44
           One Congress Plaza                                             57,000,000      34,784,652.32      33,901,333.30
           Courvoisier Centre                                             53,580,000      20,128,948.15      19,411,278.79
           One American Center                                            50,900,000      30,785,468.22      30,003,704.03
           Westshore Cove                                                 50,000,000      14,379,552.92      13,628,222.78
           Capistrano Pointe                                              48,500,000      27,534,334.05      26,852,171.17
           701 Gateway                                                    46,900,000      12,527,394.38      11,858,785.77
           Larken 5 - Hillsborough Ind.                                   45,800,000      25,421,811.99      24,779,520.81
           Trails at Dominion Park                                        44,725,000      26,460,543.67      26,460,543.67
           Villa Tierra                                                   43,200,000      24,551,289.84      23,943,031.80
           San Jacinto Center                                             43,000,000      26,085,264.51      25,422,857.03
           Vineyards                                                      40,900,000      23,162,542.76      22,588,691.11
           315 Hudson Street                                              35,000,000      17,972,665.57      17,518,581.69
           Trabuco Highlands                                              32,300,000      18,411,423.67      17,955,280.65
           Autumn Chase                                                   29,100,000      16,477,047.43      16,068,828.83
           SBS Tower                                                      29,000,000       8,580,223.23       8,143,017.06
           Sunset Village Apartments                                      25,500,000      15,028,658.96      14,650,651.42
           133 East 58 Street                                             25,000,000      12,837,618.26      12,513,272.64
           Beaumont Apartments                                            24,500,000      13,448,402.51      12,791,970.47
           Mallard Cove Apartments                                        24,250,000      13,418,455.45      13,418,455.45
           35, 45, & 55 Morrissey Boulevard                               24,000,000       7,645,469.41       7,258,974.64
           Larken 2 - Branchburg Commons                                  23,980,000      13,310,372.31      12,974,080.98
           International Residence                                        23,300,000      12,771,552.17      12,771,552.17
           Highland Park                                                  23,250,000      14,053,715.87      13,710,348.75
           Avera Commerce Center                                          19,912,500      11,028,194.13      10,766,268.53
           Wildwood Crossings                                             17,600,000      10,429,695.48      10,264,037.62
           WSG Portfolio II                                               17,500,000      11,022,525.91      10,766,209.99
           WSG Portfolio I                                                16,620,000      10,468,250.32      10,224,823.43
           Platinum Valley Apartments                                     16,400,000       9,964,635.52       9,725,309.22
           Radice Corporate Center III                                    16,000,000       9,145,482.88       8,925,765.81
           Chesterfield East Eight                                        15,500,000      14,047,141.21      13,912,011.33
           Beltway Crossing                                               14,700,000       8,445,245.57       8,445,245.57
           Larken 11 - Parsippany Commons                                 13,500,000       7,493,328.86       7,304,007.23
           Westward Square                                                13,500,000       8,103,752.33       7,721,173.75
           Larken 9 - Montgomery Commons                                  13,320,000       7,393,417.81       7,206,620.46
           11399 16th Court North                                         12,275,000       3,598,824.16       3,598,824.16
           Somers Point Village I& II                                     12,112,500       7,656,006.20       7,656,006.20
           Riverside Place Shopping Center                                11,600,000       4,695,949.99       3,305,831.25
      10   Plaza On San Felipe                            11134           11,412,000      11,460,555.99      10,762,808.28
      12   Larken 10 - Montgomery Professional Center     10319           11,000,000       6,105,675.37       5,951,413.29
      14   Valley Forge Hampton Inn & Suites              11140           11,000,000       6,067,036.98       6,067,036.98
      15   Larken 7 - Kingsbridge Center                  11178           10,920,000       6,061,270.46       5,908,130.29
      17   8505 Freepoint Parkway Office Building         11078           10,475,287       2,984,768.56       2,984,768.56
      18   Golf Villas at Sabal Palm                                       9,700,000       2,864,469.87       2,864,469.87
      22   Larken 12 - Princess Road Office                                9,580,000       5,317,488.19       5,183,139.94
      23   Doral 41st Street                                               9,200,000       5,356,220.04       5,356,220.04
      25   Holiday Inn Express - Hesperia                                  8,983,580       5,011,003.17       4,897,459.76
      26   Larken 1 - Amwell Commons                                       8,960,000       4,973,350.12       4,847,696.65
      28   Preston Frankford                                               8,796,000       8,833,425.38       8,295,624.05
      29   Larken 15 - Williamson Building                11189            8,520,000       4,729,123.10       4,609,640.12
      30   Countryside Station                                             8,500,000       5,139,860.99       4,893,194.06
      31   Enclave                                                         8,400,000       4,745,629.07       4,625,728.94
      32   Addison Court                                                   7,800,000       4,484,820.58       4,484,820.58
      33   Stonecrest Parc                                                 7,063,000       7,093,051.78       6,661,208.80
      34   Overlake Apartments                                             7,000,000       3,945,868.88       3,945,868.88
      35   64 Danbury Road                                                 7,000,000       4,059,849.01       3,963,708.30
      36   Larken 8 - Manors Corner                                        6,660,000       3,696,708.91       3,603,310.23
      37   Valleytree Apartments                                           6,530,000       2,127,885.04       2,023,863.41
      38   Larken 13 - Strykers Crossing                                   6,400,000       3,552,392.94       3,462,640.46
      39   Larken 3 - Campus View                                          6,300,000       3,496,886.80       3,408,536.71
      40   Hill Top Apartments                                             6,200,000       3,439,432.12       3,354,220.41
      41   Walgreens Eastpointe                                            5,744,000       2,382,824.96       2,382,824.96
      43   Inwood-Quorum                                                   5,490,000       5,388,175.14       5,040,215.90
      45   Hilton Garden Inn - Lexington                                   5,390,753       1,612,614.71       1,612,614.71
      46   STORExpress                                                     5,200,000       1,463,263.18       1,463,263.18
      47   West End Commons                                                5,200,000       3,009,504.42       3,009,504.42
      48   BayBridge Commons                                               5,000,000       2,948,346.69       2,948,346.69
      49   Avondale Corporate Center                                       4,994,936       2,758,581.51       2,758,581.51
      50   Fedex Boise                                                     4,870,000       2,818,547.01       2,771,091.19
      51   Schoolhouse Plaza                                               4,422,000       4,440,814.81       4,170,446.74
      52   Walgreens - Tulsa                                               4,400,000       2,594,545.09       2,530,265.04
      53   Columbine Valley Shopping Center                                4,200,000       2,350,111.91       2,330,858.59
      54   Oak Creek                                                       4,050,000       2,532,995.31       2,474,858.75
      55   2031 Florida Avenue                                             4,000,000       2,341,890.30       2,341,890.30
      57   TruSeal Technologies                                            3,750,000       2,162,072.79       2,162,072.79
      58   CVS - Greencastle, PA                                           3,689,490       1,896,056.88       1,896,056.88
      60   Walgreens Houston                                               3,530,000       2,025,178.28       2,025,178.28
      61   Gardendale Exchange                                             3,493,471       1,913,578.27       1,913,578.27
      62   Walgreen's Canton                                               3,441,341       1,813,734.83       1,813,734.83
      64   Bonita Springs                                                  3,400,000       2,046,534.35       1,999,671.47
      65   Linens 'n Things                             051021009          3,300,000       1,915,849.67       1,915,849.67
      66   Shoppes of Southland                         050801006          3,050,000       1,618,485.34       1,618,485.34
      67   Walgreens - Bennettsville                      11157            3,000,000       1,839,210.95       1,839,210.95
      68   1316 Madison Ave                             050519011          3,000,000       1,940,187.82       1,891,734.68
      69   Larken 14 - Strykers Plaza                   051005009          2,760,000       1,531,969.46       1,493,263.70
      71   Center Creek Plaza                           051019012          2,400,000       1,391,238.44       1,391,238.44
      72   Union Park Shopping Center                   051017004          2,293,314       1,239,204.52       1,239,204.52
      73   Larken 6 - Kiddie Academy                    050519009          2,180,000       1,210,033.85       1,179,461.91
      74   Larken 4 - Gateway                           051209006          2,120,000       1,176,730.16       1,146,999.65
      76   Southridge Plaza                             050914003          1,850,000       1,090,572.86       1,064,303.24
      77   Ferguson Enterprises                         050512001          1,800,000       1,113,447.95       1,113,447.95

                                                                    3,233,794,172.69   1,677,647,443.32   1,613,494,466.75

                                                                                 PENALTY     YM
CTRL NO.   PROPERTY NAME                                 NET INT 100 CPR         100 CPR     TYPE
------------------------------------------------------------------------------------------------------

       1   237 Park Avenue                                257,384,693.60
       2   Rosslyn Portfolio                              176,677,523.45
       3   Bethany Phoenix Portfolio I                     44,406,822.52
       4   110 William Street                              29,431,867.27
       5   Bay Colony Corporate Center                     44,387,951.01
       6   300 West 6th Street                             74,625,219.05
       7   University Mall                                 51,559,862.32
       8   Monarch Coast                                      387,829.49    3,316,269.85     Int Diff
           One Orlando Center                              38,670,132.64
           Bethany Colorado Portfolio                      17,263,171.79
           50 Danbury Road                                 36,239,618.72
           Frost Bank Tower                                36,314,502.10
           Jefferson at Congressional Village               4,325,351.91    2,613,528.83     Int Diff
           Vintage Woods                                      285,988.46    2,494,018.73     Int Diff
           One Congress Plaza                              33,901,333.30
           Courvoisier Centre                              19,411,278.79
           One American Center                             30,003,704.03
           Westshore Cove                                  13,628,222.78
           Capistrano Pointe                                  237,644.48    2,115,961.43     Int Diff
           701 Gateway                                     11,858,785.77
           Larken 5 - Hillsborough Ind.                    24,779,520.81
           Trails at Dominion Park                         26,460,543.67
           Villa Tierra                                       211,898.28    1,904,576.85     Int Diff
           San Jacinto Center                              25,422,857.03
           Vineyards                                          199,912.27    1,740,550.19     Int Diff
           315 Hudson Street                               17,518,581.69
           Trabuco Highlands                                  158,906.04    1,466,062.65     Int Diff
           Autumn Chase                                       142,210.81    1,236,158.69     Int Diff
           SBS Tower                                        3,405,886.15      876,384.92     Int Diff
           Sunset Village Apartments                       14,650,651.42
           133 East 58 Street                              12,513,272.64
           Beaumont Apartments                             12,791,970.47
           Mallard Cove Apartments                         13,418,455.45
           35, 45, & 55 Morrissey Boulevard                 7,258,974.64
           Larken 2 - Branchburg Commons                   12,974,080.98
           International Residence                         12,771,552.17
           Highland Park                                   13,710,348.75
           Avera Commerce Center                           10,766,268.53
           Wildwood Crossings                              10,264,037.62
           WSG Portfolio II                                10,766,209.99
           WSG Portfolio I                                 10,224,823.43
           Platinum Valley Apartments                       2,141,761.42    1,145,393.61     Int Diff
           Radice Corporate Center III                      8,925,765.81
           Chesterfield East Eight                         13,912,011.33
           Beltway Crossing                                 8,445,245.57
           Larken 11 - Parsippany Commons                   7,304,007.23
           Westward Square                                  1,685,824.35      932,106.86     Int Diff
           Larken 9 - Montgomery Commons                    7,206,620.46
           11399 16th Court North                           3,598,824.16
           Somers Point Village I& II                       7,656,006.20
           Riverside Place Shopping Center                  3,305,831.25
      10   Plaza On San Felipe                              1,657,024.78    1,852,608.34     Int Diff
      12   Larken 10 - Montgomery Professional Center       5,951,413.29
      14   Valley Forge Hampton Inn & Suites                6,067,036.98
      15   Larken 7 - Kingsbridge Center                    5,908,130.29
      17   8505 Freepoint Parkway Office Building           2,984,768.56
      18   Golf Villas at Sabal Palm                        2,864,469.87
      22   Larken 12 - Princess Road Office                 5,183,139.94
      23   Doral 41st Street                                5,356,220.04
      25   Holiday Inn Express - Hesperia                   4,897,459.76
      26   Larken 1 - Amwell Commons                        4,847,696.65
      28   Preston Frankford                                1,277,181.03    1,427,930.50     Int Diff
      29   Larken 15 - Williamson Building                  4,609,640.12
      30   Countryside Station                              4,893,194.06
      31   Enclave                                          4,625,728.94
      32   Addison Court                                    4,484,820.58
      33   Stonecrest Parc                                  1,025,549.07    1,146,597.68     Int Diff
      34   Overlake Apartments                              3,945,868.88
      35   64 Danbury Road                                  3,963,708.30
      36   Larken 8 - Manors Corner                         3,603,310.23
      37   Valleytree Apartments                            2,023,863.41
      38   Larken 13 - Strykers Crossing                    3,462,640.46
      39   Larken 3 - Campus View                           3,408,536.71
      40   Hill Top Apartments                              3,354,220.41
      41   Walgreens Eastpointe                             2,382,824.96
      43   Inwood-Quorum                                      703,402.54      746,493.16     Int Diff
      45   Hilton Garden Inn - Lexington                    1,612,614.71
      46   STORExpress                                      1,463,263.18
      47   West End Commons                                 3,009,504.42
      48   BayBridge Commons                                2,948,346.69
      49   Avondale Corporate Center                        1,142,192.52      204,836.12     Int Diff
      50   Fedex Boise                                      2,771,091.19
      51   Schoolhouse Plaza                                  642,075.32      717,861.38     Int Diff
      52   Walgreens - Tulsa                                2,530,265.04
      53   Columbine Valley Shopping Center                 2,330,858.59
      54   Oak Creek                                          556,766.14      379,262.08     Int Diff
      55   2031 Florida Avenue                              2,341,890.30
      57   TruSeal Technologies                             2,162,072.79
      58   CVS - Greencastle, PA                            1,896,056.88
      60   Walgreens Houston                                2,025,178.28
      61   Gardendale Exchange                              1,913,578.27
      62   Walgreen's Canton                                1,813,734.83
      64   Bonita Springs                                   1,999,671.47
      65   Linens 'n Things                                 1,915,849.67
      66   Shoppes of Southland                             1,618,485.34
      67   Walgreens - Bennettsville                        1,839,210.95
      68   1316 Madison Ave                                 1,891,734.68
      69   Larken 14 - Strykers Plaza                       1,493,263.70
      71   Center Creek Plaza                               1,391,238.44
      72   Union Park Shopping Center                       1,239,204.52
      73   Larken 6 - Kiddie Academy                        1,179,461.91
      74   Larken 4 - Gateway                               1,146,999.65
      76   Southridge Plaza                                 1,064,303.24
      77   Ferguson Enterprises                             1,113,447.95

                                                        1,368,128,574.63   26,316,601.86

CTRL NO.   PROPERTY NAME
----------------------------------------------------------------------------------------------------------------------

       1   237 Park Avenue                                 100.00        851,763.52     830,290.49     830,290.49
       2   Rosslyn Portfolio                               100.00        629,281.92     613,417.67     613,417.67
       3   Bethany Phoenix Portfolio I
       4   110 William Street
       5   Bay Colony Corporate Center
       6   300 West 6th Street
       7   University Mall
       8   Monarch Coast
           One Orlando Center
           Bethany Colorado Portfolio
           50 Danbury Road
           Frost Bank Tower                                100.00        124,435.42     121,298.40     121,298.40
           Jefferson at Congressional Village
           Vintage Woods
           One Congress Plaza                              100.00        115,706.68     112,789.70     112,789.70
           Courvoisier Centre
           One American Center                             100.00        103,324.03     100,719.22     100,719.22
           Westshore Cove
           Capistrano Pointe
           701 Gateway
           Larken 5 - Hillsborough Ind.
           Trails at Dominion Park
           Villa Tierra
           San Jacinto Center                              100.00         87,287.49      85,086.97      85,086.97
           Vineyards
           315 Hudson Street
           Trabuco Highlands
           Autumn Chase
           SBS Tower
           Sunset Village Apartments
           133 East 58 Street
           Beaumont Apartments
           Mallard Cove Apartments
           35, 45, & 55 Morrissey Boulevard
           Larken 2 - Branchburg Commons
           International Residence
           Highland Park
           Avera Commerce Center
           Wildwood Crossings
           WSG Portfolio II
           WSG Portfolio I
           Platinum Valley Apartments
           Radice Corporate Center III
           Chesterfield East Eight
           Beltway Crossing
           Larken 11 - Parsippany Commons
           Westward Square
           Larken 9 - Montgomery Commons
           11399 16th Court North
           Somers Point Village I& II
           Riverside Place Shopping Center
      10   Plaza On San Felipe
      12   Larken 10 - Montgomery Professional Center
      14   Valley Forge Hampton Inn & Suites
      15   Larken 7 - Kingsbridge Center
      17   8505 Freepoint Parkway Office Building
      18   Golf Villas at Sabal Palm
      22   Larken 12 - Princess Road Office
      23   Doral 41st Street
      25   Holiday Inn Express - Hesperia
      26   Larken 1 - Amwell Commons
      28   Preston Frankford
      29   Larken 15 - Williamson Building
      30   Countryside Station
      31   Enclave
      32   Addison Court
      33   Stonecrest Parc
      34   Overlake Apartments
      35   64 Danbury Road
      36   Larken 8 - Manors Corner
      37   Valleytree Apartments
      38   Larken 13 - Strykers Crossing
      39   Larken 3 - Campus View
      40   Hill Top Apartments
      41   Walgreens Eastpointe
      43   Inwood-Quorum
      45   Hilton Garden Inn - Lexington
      46   STORExpress
      47   West End Commons
      48   BayBridge Commons
      49   Avondale Corporate Center
      50   Fedex Boise
      51   Schoolhouse Plaza
      52   Walgreens - Tulsa
      53   Columbine Valley Shopping Center
      54   Oak Creek
      55   2031 Florida Avenue
      57   TruSeal Technologies
      58   CVS - Greencastle, PA
      60   Walgreens Houston
      61   Gardendale Exchange
      62   Walgreen's Canton
      64   Bonita Springs
      65   Linens 'n Things
      66   Shoppes of Southland
      67   Walgreens - Bennettsville
      68   1316 Madison Ave
      69   Larken 14 - Strykers Plaza
      71   Center Creek Plaza
      72   Union Park Shopping Center
      73   Larken 6 - Kiddie Academy
      74   Larken 4 - Gateway
      76   Southridge Plaza
      77   Ferguson Enterprises

                                                                       1,911,799.06   1,863,602.45   1,863,602.45   --

CTRL NO.   PROPERTY NAME                                                                                           TSY        YIELDS
----------------------------------------------------------------------------------------------------------------   -----------------

       1   237 Park Avenue                                  263,239,233.46     256,554,403.11     256,554,403.11   6 mo       5.0100
       2   Rosslyn Portfolio                                180,651,682.45     176,064,105.78     176,064,105.78   2yr        5.0000
       3   Bethany Phoenix Portfolio I                                                                             3yr        5.0300
       4   110 William Street                                                                                      5yr        5.1100
       5   Bay Colony Corporate Center                                                                             10yr       5.2000
       6   300 West 6th Street                                                                                     30yr       5.2800
       7   University Mall                                                                                         -----------------
       8   Monarch Coast
           One Orlando Center
           Bethany Colorado Portfolio
           50 Danbury Road
           Frost Bank Tower                                  37,136,262.33      36,193,203.70      36,193,203.70
           Jefferson at Congressional Village
           Vintage Woods
           One Congress Plaza                                34,668,945.64      33,788,543.60      33,788,543.60
           Courvoisier Centre
           One American Center                               30,682,144.19      29,902,984.81      29,902,984.81
           Westshore Cove
           Capistrano Pointe
           701 Gateway
           Larken 5 - Hillsborough Ind.
           Trails at Dominion Park
           Villa Tierra
           San Jacinto Center                                25,997,977.02      25,337,770.06      25,337,770.06
           Vineyards
           315 Hudson Street
           Trabuco Highlands
           Autumn Chase
           SBS Tower
           Sunset Village Apartments
           133 East 58 Street
           Beaumont Apartments
           Mallard Cove Apartments
           35, 45, & 55 Morrissey Boulevard
           Larken 2 - Branchburg Commons
           International Residence
           Highland Park
           Avera Commerce Center
           Wildwood Crossings
           WSG Portfolio II
           WSG Portfolio I
           Platinum Valley Apartments
           Radice Corporate Center III
           Chesterfield East Eight
           Beltway Crossing
           Larken 11 - Parsippany Commons
           Westward Square
           Larken 9 - Montgomery Commons
           11399 16th Court North
           Somers Point Village I& II
           Riverside Place Shopping Center
      10   Plaza On San Felipe
      12   Larken 10 - Montgomery Professional Center
      14   Valley Forge Hampton Inn & Suites
      15   Larken 7 - Kingsbridge Center
      17   8505 Freepoint Parkway Office Building
      18   Golf Villas at Sabal Palm
      22   Larken 12 - Princess Road Office
      23   Doral 41st Street
      25   Holiday Inn Express - Hesperia
      26   Larken 1 - Amwell Commons
      28   Preston Frankford
      29   Larken 15 - Williamson Building
      30   Countryside Station
      31   Enclave
      32   Addison Court
      33   Stonecrest Parc
      34   Overlake Apartments
      35   64 Danbury Road
      36   Larken 8 - Manors Corner
      37   Valleytree Apartments
      38   Larken 13 - Strykers Crossing
      39   Larken 3 - Campus View
      40   Hill Top Apartments
      41   Walgreens Eastpointe
      43   Inwood-Quorum
      45   Hilton Garden Inn - Lexington
      46   STORExpress
      47   West End Commons
      48   BayBridge Commons
      49   Avondale Corporate Center
      50   Fedex Boise
      51   Schoolhouse Plaza
      52   Walgreens - Tulsa
      53   Columbine Valley Shopping Center
      54   Oak Creek
      55   2031 Florida Avenue
      57   TruSeal Technologies
      58   CVS - Greencastle, PA
      60   Walgreens Houston
      61   Gardendale Exchange
      62   Walgreen's Canton
      64   Bonita Springs
      65   Linens 'n Things
      66   Shoppes of Southland
      67   Walgreens - Bennettsville
      68   1316 Madison Ave
      69   Larken 14 - Strykers Plaza
      71   Center Creek Plaza
      72   Union Park Shopping Center
      73   Larken 6 - Kiddie Academy
      74   Larken 4 - Gateway
      76   Southridge Plaza
      77   Ferguson Enterprises

THE INFORMATION IN THIS FREE WRITING PROSPECTUS SUPERSEDES THE INFORMATION IN
ANY PRIOR VERSIONS HEREOF AND WILL BE SUPERSEDED BY THE INFORMATION IN ANY
SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
WRITING PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY ANY SECURITY OTHER THAN THE OFFERED CERTIFICATES, NOR DOES IT
CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE
OFFERED CERTIFICATES TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. THIS FREE WRITING
PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE,
LOSS, SPREADS, MARKET AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND
SOMETIMES MATERIALLY DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING,
PAYMENT OR YIELD INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM
THE INFORMATION PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING
WILL BE COMPLETED AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE
CERTIFICATES MAY VARY SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE
WRITING PROSPECTUS AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT
LIMITATION, PREVAILING CREDIT SPREADS, MARKET POSITIONING, FINANCING COSTS,
HEDGING COSTS AND RISK AND USE OF CAPITAL AND PROFIT. THE PRICING ESTIMATES
CONTAINED HEREIN MAY VARY DURING THE COURSE OF ANY PARTICULAR DAY AND FROM DAY
TO DAY. YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTING OR OTHER ADVISORS AS TO THE
ADEQUACY OF THE INFORMATION IN THIS FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

THE DATE OF THIS FREE WRITING PROSPECTUS IS July 11, 2007

      STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

      The depositor has filed a registration statement (including a prospectus)
with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

CLASS A-AB TARGETED PRINCIPAL BALANCE

Distribution Date     Balance
-----------------------------------
        August-07     21,700,000.00
     September-07     21,700,000.00
       October-07     21,700,000.00
      November-07     21,700,000.00
      December-07     21,700,000.00
       January-08     21,700,000.00
      February-08     21,700,000.00
         March-08     21,700,000.00
         April-08     21,700,000.00
           May-08     21,700,000.00
          June-08     21,700,000.00
          July-08     21,700,000.00
        August-08     21,700,000.00
     September-08     21,700,000.00
       October-08     21,700,000.00
      November-08     21,700,000.00
      December-08     21,700,000.00
       January-09     21,700,000.00
      February-09     21,700,000.00
         March-09     21,700,000.00
         April-09     21,700,000.00
           May-09     21,700,000.00
          June-09     21,700,000.00
          July-09     21,700,000.00
        August-09     21,700,000.00
     September-09     21,700,000.00
       October-09     21,700,000.00
      November-09     21,700,000.00
      December-09     21,700,000.00
       January-10     21,700,000.00
      February-10     21,700,000.00
         March-10     21,700,000.00
         April-10     21,700,000.00
           May-10     21,700,000.00
          June-10     21,700,000.00
          July-10     21,700,000.00
        August-10     21,700,000.00
     September-10     21,700,000.00
       October-10     21,700,000.00
      November-10     21,700,000.00
      December-10     21,700,000.00
       January-11     21,700,000.00
      February-11     21,700,000.00
         March-11     21,700,000.00
         April-11     21,700,000.00
           May-11     21,700,000.00
          June-11     21,700,000.00
          July-11     21,700,000.00
        August-11     21,700,000.00
     September-11     21,700,000.00
       October-11     21,700,000.00
      November-11     21,700,000.00
      December-11     21,700,000.00
       January-12     21,700,000.00
      February-12     21,700,000.00
         March-12     21,700,000.00
         April-12     21,700,000.00
           May-12     21,700,000.00
          June-12     21,317,224.86
          July-12     21,131,000.00
        August-12     20,870,000.00
     September-12     20,609,000.00
       October-12     20,298,000.00
      November-12     20,033,000.00
      December-12     19,719,000.00
       January-13     19,451,000.00
      February-13     19,182,000.00
         March-13     18,769,000.00
         April-13     18,496,000.00
           May-13     18,174,000.00
          June-13     17,880,000.00
          July-13     17,534,000.00
        August-13     17,237,000.00
     September-13     16,938,000.00
       October-13     16,587,000.00
      November-13     16,285,000.00
      December-13     15,931,000.00
       January-14     15,625,000.00
      February-14     15,318,000.00
         March-14     14,858,000.00
         April-14     14,699,000.00
           May-14     14,499,000.00
          June-14     13,931,961.08
          July-14     13,548,000.00
        August-14     13,216,000.00
     September-14     12,882,000.00
       October-14     12,493,000.00
      November-14     12,155,000.00
      December-14     11,763,000.00
       January-15     11,422,000.00
      February-15     11,078,000.00
         March-15     10,577,000.00
         April-15     10,229,000.00
           May-15      9,827,000.00
          June-15      9,475,000.00
          July-15      9,070,000.00
        August-15      8,695,000.00
     September-15      8,318,000.00
       October-15      7,883,000.00
      November-15      7,502,000.00
      December-15      7,063,000.00
       January-16      6,678,000.00
      February-16      6,290,000.00
         March-16      5,790,000.00
         April-16      5,398,000.00
           May-16      4,949,000.00
          June-16      4,552,000.00
          July-16      4,099,000.00
        August-16      3,698,000.00
     September-16      3,295,000.00
       October-16      2,835,000.00
      November-16      2,428,000.00
      December-16      1,964,000.00
       January-17      1,551,000.00
      February-17      1,137,000.00
         March-17        558,000.00
         April-17                --

THE INFORMATION IN THIS FREE WRITING PROSPECTUS SUPERSEDES THE INFORMATION IN
ANY PRIOR VERSIONS HEREOF AND WILL BE SUPERSEDED BY THE INFORMATION IN ANY
SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
WRITING PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY ANY SECURITY OTHER THAN THE OFFERED CERTIFICATES, NOR DOES IT
CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE
OFFERED CERTIFICATES TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. THIS FREE WRITING
PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE,
LOSS, SPREADS, MARKET AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND
SOMETIMES MATERIALLY DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING,
PAYMENT OR YIELD INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM
THE INFORMATION PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING
WILL BE COMPLETED AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE
CERTIFICATES MAY VARY SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE
WRITING PROSPECTUS AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT
LIMITATION, PREVAILING CREDIT SPREADS, MARKET POSITIONING, FINANCING COSTS,
HEDGING COSTS AND RISK AND USE OF CAPITAL AND PROFIT. THE PRICING ESTIMATES
CONTAINED HEREIN MAY VARY DURING THE COURSE OF ANY PARTICULAR DAY AND FROM DAY
TO DAY. YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTING OR OTHER ADVISORS AS TO THE
ADEQUACY OF THE INFORMATION IN THIS FREE WRITING PROSPECTUS FOR YOUR PURPOSES.